ASSIGNMENT OF CLAIMS


     This ASSIGNMENT OF CLAIMS is executed and delivered this __ day of December, 2003, by Cadiz Inc., a Delaware corporation ("Cadiz"), and Sun World Noteholder Trust ("Bondholder Trust"), pursuant to the terms of that certain Sun World - Bondholder - Cadiz Term Sheet and Agreement in Principle dated as of October 13, 2003 by and among (i) Cadiz, (ii) Sun World International, Inc. ("Sun World") and its debtor affiliates, and (iii) Black Diamond Capital Management, L.L.C. and CFSC Wayland Advisers, Inc. and their respective affiliates.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Cadiz does hereby transfer, assign and set over unto Bondholder Trust, without representation, warranty, or recourse of any kind, all of its right, title and interest in and to (i) the claims of Cadiz against Sun World as set forth on Schedule A hereto (the "Claims"), and (ii) the Proofs of Claim with respect to the Claims filed by Cadiz in Sun World's Chapter 11 case on or about August 28, 2003.

     IN WITNESS WHEREOF, Cadiz and Bondholder Trust have caused this instrument to be duly executed and delivered as of the day and year first above written.

                      CADIZ:

                         CADIZ INC., a Delaware corporation

                         By: /s/ Keith   Brackpool
                            -----------------------------
                         Title: CEO
                               --------------------------


                      BONDHOLDER TRUST:

                         SUN WORLD NOTEHOLDER TRUST

                         By: Logan  & Company,  Inc., Trustee
                         By: Kathleen M. Logan
                            -----------------------------
                         Title: President
                               --------------------------


     ACKNOWLEDGED BY SUN WORLD:

     SUN WORLD INTERNATIONAL, INC.
     a Delaware corporation


     By: /s/ Stanley E. Speer
        ----------------------------------

     Title: Chief Financial Officer
           -------------------------------


                          SCHEDULE A

CLAIM           DEBTOR         CLAIM AMOUNT   DATE         CLAIM
                                              INCURRED     NO.
Management      Sun World      Contingent/    On and       317
Services        International, Unliquidated   after Sept.
Agreement       Inc.                          13, 1996

Tax Sharing     Sun World      Contingent/    On and       315
Agreement       International, Unliquidated   after Sept.
                Inc.                          13, 1996

Notes and       Sun World      $13,536,056    Prior to     316
Advances        International,                January 30,
                Inc.                          2003

Indemnification Sun World      Contingent/    On and       313
                International, Unliquidated   after April
                Inc.                          16, 1997

Indemnification Sun Desert,    Contingent/    On and       314
 and            Inc.           Unliquidated   after April
 contribution                                 16, 1997

Indemnification Coachella      Contingent/    On and       311
 and            Growers        Unliquidated   after April
 contribution                                 16, 1997

Indemnification Sun            Contingent/    On and       312
 and            World/Rayo     Unliquidated   after April
 contribution                                 16, 1997